ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2024
ACCOUNTS RECEIVABLE, NET
ACCOUNTS RECEIVABLE, NET
5.	ACCOUNTS RECEIVABLE, NET

	As at December 31
	2023	2024	2024
	RMB	RMB	US$
Accounts receivable	1,554,658	1,526,275	209,099
Allowance for credit losses	(24,743)	(57,612)	(7,893)
Accounts receivable, net	1,529,915	1,468,663	201,206

The movements of the allowance for credit losses were as follows:

	As at December 31
	2022	2023	2024	2024
	RMB	RMB	RMB	US$
Balance at the beginning of the year	32,265	47,962	24,743	3,390
Provision for expected credit losses	323,848	550,891	344,780	47,235
Write-offs charged against the allowance for credit losses *	(273,286)	(497,391)	(253,047)	(34,667)
Recoveries during the year	(34,865)	(76,719)	(58,864)	(8,065)
Balance at the end of the year	47,962	24,743	57,612	7,893
*	The decrease in write-off charged against the allowance for credit losses was mainly due to the Group's enhanced credit risk management for third-party customers and stricter customer selection.